Exhibit 10.1
AMENDMENT THREE TO THE
FEDERAL HOME LOAN BANK OF ATLANTA
BENEFIT EQUALIZATION PLAN

    THIS AMENDMENT to the Federal Home Loan Bank of Atlanta Benefit Equalization Plan, as amended and restated effective January 1, 2018 (the “Plan”) is adopted by the Board of Directors (the “Board”) of the Federal Home Loan Bank of Atlanta (the “Bank”) effective as of the date set forth herein:

WITNESSETH:

    WHEREAS, the Bank maintains the Plan, and such Plan is currently in effect; and

    WHEREAS, pursuant to Section 9.01 of the Plan, the Board may amend the Plan at any time;

    NOW, THEREFORE, the Board hereby amends the Plan as follows, effective July 2, 2022:

Article 1 is hereby amended as follows:

Section 1.10 is deleted and replaced as follows:

    1.10 “Compensation” means total compensation as defined in the Savings Plan.

A new section 1.12 is inserted as follows, and all sections thereafter are renumbered sequentially thereafter:

    1.12 “Defined Benefit Equalization Plan” means the extra benefits provided to certain Eligible Executives in accordance with Article III of the Plan.

Article 5 is hereby deleted and replaced as follows:

Article V. Amount and Payment of Executive Retirement Plan Benefits
5.01    Eligible Executives who are not eligible to accrue benefits under the Defined Benefit Equalization Plan, (each an “Executive Retirement Plan Participant”), shall receive additional executive retirement benefits under this Article V as follows, which shall be in addition to any contributions provided under Section 4.03. For clarification, such Executive Retirement Plan Participant shall, for a given Plan Year, receive the benefit described under paragraphs (a), (b), (c), (d) or (e), below as applicable.

(a)    Provided that an Executive Retirement Plan Participant has met the requirements to receive elective deferral and employer contributions and other benefits as set forth in Article IV, above, an eligible Executive Retirement Plan Participant hired or promoted to chief executive officer on or after April 1, 2021, shall receive an Executive Retirement Plan Benefit equal to (i) plus (ii) below:

(i)20% of any bonuses paid in the current Plan Year to an eligible Executive Retirement Plan Participant;
(ii)14% of such Executive Retirement Plan Participant’s Compensation earned during the current Plan Year, offset by the amount of any employer non-elective contribution contributed on behalf of such Executive Retirement Plan Participant under Section 4.03(b) of this Plan, and offset by the amount of any employer non-elective contribution contributed on behalf of such Executive Retirement Plan Participant under the Savings Plan.
    (b)    Provided that an Executive Retirement Plan Participant has met the requirements to receive elective deferral and employer contributions and other benefits as set forth in Article IV, above, an eligible Executive Retirement Plan Participant who is incumbent at the executive vice president level and occupies the Chief Risk Officer position as of July 1, 2022, shall receive an Executive Retirement Plan Benefit equal to (i) plus (ii) below:
(i)20% of any bonuses paid in the current Plan Year to an eligible Executive Retirement Plan Participant;
(ii)14% of such Executive Retirement Plan Participant’s Compensation earned during the current Plan Year, offset by the amount of any employer non-elective contribution contributed on behalf of such Executive Retirement Plan Participant under Section 4.03(b) of this Plan, and offset by the amount of any employer non-elective contribution contributed on behalf of such Executive Retirement Plan Participant under the Savings Plan;
    (c)    Provided that an Executive Retirement Plan Participant has met the requirements to receive elective deferral and employer contributions and other benefits as set forth in Article IV, above, an eligible Executive Retirement Plan Participant who is hired or promoted to the executive vice president level or above on or after August 1, 2022, and who is not accruing benefits under the Retirement Fund, shall receive an Executive Retirement Plan Benefit equal to (i) plus (ii) below:
(i)15% of any bonuses paid in the current Plan Year to an eligible Executive Retirement Plan Participant;
(ii)9% of such Executive Retirement Plan Participant’s Compensation earned during the current Plan Year, offset by the amount of any employer non-elective contribution contributed on behalf of such Executive Retirement Plan Participant under Section 4.03(b) of this Plan, and offset by the amount of any employer non-elective contribution contributed on behalf of such Executive Retirement Plan Participant under the Savings Plan;

    (d)    Provided that an Executive Retirement Plan Participant has met the requirements to receive elective deferral and employer contributions and other benefits as set forth in Article IV, above, an eligible Executive Retirement Plan Participant who is hired or promoted to the executive vice president level or above on or after August 1, 2022, and who is accruing benefits under the Retirement Fund, shall receive an Executive Retirement Plan Benefit equal to (i) plus (ii) below:
(i)12% of any bonuses paid in the current Plan Year to an eligible Executive Retirement Plan Participant;
(ii)6% of such Executive Retirement Plan Participant’s Compensation earned during the current Plan Year, offset by the amount of any employer non-elective contribution contributed on behalf of such Executive Retirement Plan Participant under Section 4.03(b) of this Plan, and offset by the amount of any employer non-elective contribution contributed on behalf of such Executive Retirement Plan Participant under the Savings Plan;
(e)    Provided that an Executive Retirement Plan Participant has met the requirements to receive elective deferral and employer contributions and other benefits as set forth in Article IV, above, an eligible Executive Retirement Plan Participant at the senior vice president level shall receive an Executive Retirement Plan Benefit equal to (i) plus (ii) below:

(i)10% of any bonuses paid in the current Plan Year to an eligible Executive Retirement Plan Participant;
(ii)4% of such Executive Retirement Plan Participant’s Compensation earned during the current Plan Year, offset by the amount of any employer non-elective contribution contributed on behalf of such Executive Retirement Plan Participant under Section 4.03(b) of this Plan, and offset by the amount of any employer non-elective contribution contributed on behalf of such Executive Retirement Plan Participant under the Savings Plan.

5.02    An Executive Retirement Plan Participant shall be vested in the benefits described in this Article V in the same manner as described in Section 4.06 above, provided however that any contributions under Section 5.01 shall become vested only after the Executive Retirement Plan Participant completes two years of service. Benefits described in this Article V shall be distributed in accordance with the same distribution elections made by an Executive Retirement Plan Participant in accordance with Article IV above.

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IN WITNESS WHEREOF, the Bank through and by its board of directors has adopted this Amendment on the date shown below, but effective as of the date indicated above.

FEDERAL HOME LOAN BANK OF ATLANTA

By:/s/ Dawn Gehring
Dawn Gehring
Senior Vice President, Chief Human Resources Officer

Date: July 28, 2022

ATTEST:

/s/ Mary M. Young
Sr. Deputy Asst. Corporate Secretary